UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Brian C. Janssen

EuroPacific Growth Fund

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

EuroPacific Growth Fund® Annual report for the year ended March 31, 2023

Tap into the growth
potential of
international equities

EuroPacific Growth Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Refer to page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, refer to capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

16	Financial statements

42	Board of trustees and other officers

Fellow investors:

With international equity markets struggling under the weight of elevated inflation and rising interest rates, EuroPacific Growth Fund declined in value over the 12-month period. However, the fund’s results surpassed the return of its primary benchmark, the MSCI ACWI (All Country World Index) ex USA. In addition, the fund’s results compare favorably to the benchmark index over longer time frames as shown in the chart below.

For the fiscal year ended March 31, 2023, the fund’s Class F-2 shares declined 3.36%. That result compares with a 5.07% loss for the index, which reflects the returns of more than 40 developed and developing country stock markets. The fund’s Class F-2 share results include a dividend of 68 cents per share.

Equity markets recede

International markets came under pressure due to several factors, including sharply higher inflation, rising interest rates, the Russia-Ukraine war and China’s zero-COVID policy, which resulted in the shutdown of large segments of China’s economy at times. The war and China’s economic troubles contributed to higher global inflation levels through rising prices for energy and consumer goods. That, in turn, prompted many of the world’s central banks to hike rates in an attempt to get inflation under control. In a higher rate environment, the shares of many growth-oriented companies suffered steep declines as investors adjusted their valuation assumptions. Chinese stocks declined, and Russian stocks plummeted under the weight of international sanctions as the war in Ukraine dragged on.

Eurozone stocks rose modestly as investors rotated into old-economy, value-oriented companies, which tend to be more prevalent in Europe. Dividend-paying companies regained the spotlight as investor sentiment shifted toward traditionally defensive areas of the market. As eurozone inflation rose above 10%, the European Central Bank (ECB) moved aggressively to raise interest rates for the first time since 2011. Starting in July 2022, ECB officials raised rates at

Results at a glance

For periods ended March 31, 2023, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

EuroPacific Growth Fund (Class F-2 shares)[2]	–3.36%	3.15%	5.88%	10.12%
EuroPacific Growth Fund (Class A shares)	–3.62	2.89	5.62	9.89
MSCI ACWI (All Country World Index) ex USA[3]	–5.07	2.47	4.17	8.06

Past results are not predictive of results in future periods.

[1]	Lifetime results are as of April 16, 1984, the inception date of Class A shares.
[2]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Source: MSCI.

EuroPacific Growth Fund	1

every policy meeting through March 2023. In mid-March, a global banking crisis sparked by the collapse of California-based Silicon Valley Bank prompted central bankers around the world to reevaluate the path and magnitude of further rate hikes.

Japanese stocks fell as the country’s economy struggled with soaring inflation, a weakening yen and COVID-related lockdowns in China, Japan’s largest trading partner. In September, the Bank of Japan (BOJ) intervened in foreign exchange markets for the first time in more than 20 years in a bid to stop the yen’s decline against the U.S. dollar. The currency slid to a 32-year low in October. The yen finally rebounded in December when the BOJ raised a long-held cap on 10-year government bond yields to 0.50% from 0.25%, which some market participants viewed as a shift away from ultra-loose monetary policy. However, unlike most other central banks, the BOJ did not raise policy rates in 2022 or the first quarter of 2023.

Sector returns mostly negative

Real estate stocks experienced the biggest declines, hurt by worries about the impact of higher interest rates on residential and commercial property markets. After a strong run-up the year before, home prices began gradually falling in key European markets in late 2022 and early 2023, including Germany, France, Spain and Sweden. China’s property market also languished following a debt-induced crisis the prior year at one of the country’s largest real estate development companies. Meanwhile, stocks in the materials sector fell sharply as fears of a potential global recession hurt prices for certain commodities. Information technology stocks also declined amid the widespread repricing of growth-oriented companies.

In the financial sector, stocks fell despite generally higher interest rates that allowed banks to earn more from lending activities. Banks were particularly hard hit in the first quarter of 2023 following the collapse of Silicon Valley Bank. Contagion fears spread to numerous European financial institutions, including Credit Suisse, which nearly went under before the Swiss government stepped in with a rescue package. On March 19, Swiss banking giant UBS agreed to buy Credit Suisse for more than $3 billion.

In contrast, stocks in the consumer discretionary sector enjoyed modest gains amid a surge in spending as many economies around the world reopened, easing pandemic-era restrictions on public gatherings. A boom in travel and tourism lifted the shares of many companies in the luxury goods industry as shoppers returned en masse. Consumer staples and energy stocks also moved slightly higher, with both sectors gaining about 1% for the 12-month period.

Inside the portfolio

Select investments in the consumer discretionary sector produced solid results for the fund. The largest contributor in this sector was luxury goods giant LVMH, which rallied amid the post-pandemic economic reawakening. LVMH shares moved sharply higher after the French multinational company reported record-high revenue of $86 billion for the calendar year 2022, driven largely by the return of international trade, travel and tourism. Elsewhere in the sector, shares of Flutter Entertainment soared on strong growth in online betting markets. Dublin-based Flutter is the world’s largest online gambling company, owning popular betting sites including FanDuel, Betfair and PokerStars.

Health care stocks also lifted portfolio results. Shares of Japanese pharmaceutical company Daiichi Sankyo rose on the strength of its oncology pipeline, including the breakthrough breast cancer treatment Enhertu. Novo Nordisk shares also advanced amid strong demand for its insulin products and the rising popularity of blockbuster weight-loss drug

2	EuroPacific Growth Fund

semaglutide, sold under the brand names Ozempic, Wegovy and Rybelsus. On the other hand, shares of Wuxi Biologics fell sharply after the U.S. Commerce Department added the biotechnology firm to a list of companies restricted from accessing sensitive U.S. technology. The move sparked a broad selloff among Chinese health care stocks.

The largest detractors from fund results were Indian conglomerate Reliance Industries, Canadian mining company First Quantum Minerals, and Japanese human resources firm Recruit Holdings, which owns the online job search site Indeed and the employer review site Glassdoor. Reliance and First Quantum shares declined on falling prices for commodities such as oil, copper and nickel. Recruit shares came under pressure amid declining job postings and widespread layoffs in the technology sector. Elsewhere in the portfolio, shares of Brazilian mining giant Vale also fell sharply. On a country basis, the largest detractors were Brazil, China and the United Kingdom.

Looking ahead

The outlook for international equity markets has improved in recent months amid better-than-expected economic activity in Europe, the reopening of China’s economy and a weakening U.S. dollar. Fears of a global recession have receded somewhat as consumer spending has proved to be more resilient than many economists had expected and as central bankers have indicated a willingness to reconsider their plans to further tighten monetary policy. That said, the ongoing Russia-Ukraine war, worsening U.S.-China relations and high inflation levels continue to pose significant challenges to the global economy.

As markets have become more volatile, portfolio managers have moved to broaden exposure to areas such as health care, where we see a powerful combination of technology-driven innovation, reliable cash flows and defensive characteristics that help balance out the fund’s risk profile. At the same time, we remain bottom-up stock pickers, and we are seeing highly attractive valuations — particularly compared to 2021 — in areas such as commodities, industrials, aerospace and technology. Despite the painful selloff in tech stocks last year, we continue to invest in some tech companies that we believe offer compelling long-term growth opportunities.

A balanced and well-diversified portfolio makes sense in any environment, but particularly in this one, which has been characterized by heightened uncertainty and extreme volatility at times. We remain confident that we have the right people in place all over the world to monitor developments and make decisions based on deep, company-specific fundamental research, which has always formed the basis of our long-term investment approach.

Thank you for your commitment to the fund, and we look forward to reporting to you again in six months.

Sincerely,

Gerald Du Manoir
Co-President

Carl M. Kawaja
Co-President

Christopher Thomsen
Co-President

May 9, 2023

For current information about the fund, refer to capitalgroup.com.

EuroPacific Growth Fund	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	For the period April 16, 1984, commencement of operations, through March 31, 1985.
[4]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI ACWI ex USA reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[6]	Assumes payment of the maximum 5.75% sales charge.

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2023)

	1 year	5 years	10 years
Class F-2 shares	-3.36%	3.15%	5.88%
Class A shares*	-9.18	1.67	5.00

**Assumes payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.57% for Class F-2 and 0.84% for Class A shares as of the prospectus dated June 1, 2023 (unaudited). The expense ratios are restated to reflect current fees.

$600,000
400,000
200,000
100,000
80,000
60,000
40,000
20,000
10,000
8,000
Year ended March 31
1985[3]
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998

4	EuroPacific Growth Fund

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in Class F-2 and Class A shares of EuroPacific Growth Fund grew from April 16, 1984, to March 31, 2023. As you can see, the investment grew to $427,996 or $371,147, respectively.

EuroPacific Growth Fund	5

Investment portfolio March 31, 2023

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	27.82%
Japan	10.76
Canada	7.59
India	6.73
United Kingdom	5.78
Denmark	5.24
China	4.37
Switzerland	4.25
United States	3.43
Other countries	18.52
Short-term securities & other assets less liabilities	5.51
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 93.17%	Shares	Value (000)
Industrials 14.09%
Airbus SE, non-registered shares	22,678,824	$3,038,198
Safran SA	12,484,025	1,853,949
DSV A/S	5,786,453	1,116,881
Recruit Holdings Co., Ltd.	39,654,744	1,099,134
Techtronic Industries Co., Ltd.	66,791,591	729,201
Kingspan Group PLC[1]	10,030,328	688,557
Melrose Industries PLC[1]	324,113,842	668,036
MTU Aero Engines AG	2,481,502	620,555
Rentokil Initial PLC	77,656,603	567,808
SMC Corp.	1,009,079	535,010
Siemens AG	3,297,222	533,717
Mitsui & Co., Ltd.	14,197,300	442,458
VAT Group AG	1,188,048	429,199
Rheinmetall AG	1,292,346	383,912
Trane Technologies PLC	1,987,938	365,741
NIBE Industrier AB, Class B	24,408,711	278,354
Daikin Industries, Ltd.	1,547,800	277,501
TFI International, Inc.	2,266,316	270,349
Brenntag SE	3,395,623	254,915
Grab Holdings, Ltd., Class A2	82,861,168	249,412
ABB, Ltd.	7,099,659	243,462
BayCurrent Consulting, Inc.	5,806,280	240,920
International Consolidated Airlines Group SA (CDI)[2,3]	124,380,000	232,529
AutoStore Holdings, Ltd.[2,3]	105,982,394	228,856
Diploma PLC	6,539,828	227,282
Teleperformance SE	920,160	222,247
Shenzhen Inovance Technology Co., Ltd., Class A	21,140,410	216,640
Ashtead Group PLC	3,260,496	199,765
Rumo SA	52,248,000	194,315
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	9,567,764	186,157
ASSA ABLOY AB, Class B	7,746,558	185,994
Thales SA	1,226,201	181,281
Legrand SA	1,963,640	179,613
Canadian Pacific Railway, Ltd.	1,897,511	145,995
Spirax-Sarco Engineering PLC	974,037	142,943
Adecco Group AG	3,899,599	141,933
ZTO Express (Cayman), Inc., Class A (ADR)	4,800,220	137,574
Bunzl PLC	3,140,317	118,661
Experian PLC	3,416,643	112,460
Deutsche Lufthansa AG2	9,803,223	109,074
Schneider Electric SE	639,348	106,879
Larsen & Toubro, Ltd.	3,854,121	101,563
CCR SA, ordinary nominative shares	39,780,284	100,462
Airports of Thailand PCL, foreign registered shares[2]	43,949,113	91,360

6	EuroPacific Growth Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
BAE Systems PLC	7,387,866	$89,563
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	23,386,397	87,939
TELUS International (Cda), Inc., subordinate voting shares[2,3]	4,291,930	86,826
IMCD NV	520,388	85,169
Deutsche Post AG	1,725,412	80,594
Interpump Group SpA	1,361,790	76,601
AB Volvo, Class B	3,610,133	74,463
Epiroc AB, Class A	1,964,814	39,014
Epiroc AB, Class B	1,829,661	31,188
AirTAC International Group	1,721,923	67,588
InPost SA2	6,614,531	60,585
Centre Testing International Group Co., Ltd.	19,467,567	58,152
Wizz Air Holdings PLC[2]	1,476,443	54,383
Wolters Kluwer NV	417,231	52,650
Hitachi, Ltd.	753,900	41,440
Carel Industries SpA	1,506,900	41,253
RS Group PLC	3,622,814	40,969
Canadian National Railway Company (CAD denominated)	259,855	30,662
Ryanair Holdings PLC (ADR)[2]	298,216	28,119
Komatsu, Ltd.	1,038,400	25,762
LIXIL Corp.	1,033,200	17,039
RELX PLC	501,120	16,222
Atlas Copco AB, Class B	1,335,687	15,358
Indutrade AB	518,341	11,012
		19,663,403

Information technology 13.60%
ASML Holding NV	5,538,192	3,784,219
Taiwan Semiconductor Manufacturing Company, Ltd.	169,019,649	2,994,330
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	6,192,824	576,057
Shopify, Inc., Class A, subordinate voting shares[2]	43,992,470	2,108,999
Nice, Ltd. (ADR)[1,2,3]	3,917,229	896,614
Nice, Ltd.[1,2]	227,342	51,750
SK hynix, Inc.	12,804,799	883,158
SAP SE	6,561,956	825,476
Keyence Corp.	1,597,315	783,110
Capgemini SE	3,936,554	732,223
Hexagon AB, Class B	52,930,941	609,092
Tokyo Electron, Ltd.	4,970,588	607,763
STMicroelectronics NV	8,643,388	462,388
Halma PLC	16,346,096	451,261
OBIC Co., Ltd.	2,535,245	400,846
Lasertec Corp.	2,101,984	372,644
Dassault Systemes SE	8,889,936	367,154
ASM International NV	808,342	328,261
Constellation Software, Inc.	138,942	261,220
Samsung Electronics Co., Ltd.	4,617,050	228,952
Fujitsu, Ltd.	1,066,229	144,117
EPAM Systems, Inc.[2]	358,419	107,167
Nemetschek SE	1,556,252	106,705
NXP Semiconductors NV	567,221	105,772
Infosys, Ltd. (ADR)	3,492,207	60,904
Infosys, Ltd.	2,505,830	43,755
Kingdee International Software Group Co., Ltd.[2]	63,133,621	101,406
Renesas Electronics Corp.[2]	6,670,000	96,840
Disco Corp.	694,200	80,768
Suse SA2,3	4,306,785	78,069
TDK Corp.	2,081,900	74,714
Tata Consultancy Services, Ltd.	1,435,687	56,230
Reply SpA	405,721	51,100
Endava PLC, Class A (ADR)[2]	576,806	38,750
Canva, Inc.[2,4,5]	37,779	36,691
ALTEN SA, non-registered shares	182,674	29,206
MediaTek, Inc.	969,000	25,294
BE Semiconductor Industries NV	271,016	23,702
		18,986,707

EuroPacific Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Health care 12.76%
Novo Nordisk A/S, Class B	34,880,300	$5,535,245
Daiichi Sankyo Company, Ltd.	84,017,410	3,066,355
AstraZeneca PLC	13,708,520	1,902,745
Olympus Corp.	47,385,150	832,180
Lonza Group AG	1,088,832	654,895
Siemens Healthineers AG	10,954,417	630,035
EssilorLuxottica	3,305,185	596,673
Bayer AG	7,550,735	480,952
WuXi Biologics (Cayman), Inc.[2]	61,042,212	377,562
Argenx SE (ADR)[2]	854,040	318,198
Argenx SE, non-registered shares[2]	54,566	20,265
Sonova Holding AG	1,107,991	326,728
Takeda Pharmaceutical Company, Ltd.[3]	8,575,200	281,658
Eurofins Scientific SE, non-registered shares	4,077,728	273,600
BeiGene, Ltd. (ADR)[2,3]	1,165,665	251,236
BeiGene, Ltd.[2]	526,000	8,695
Genmab A/S2	669,922	252,961
WuXi AppTec Co., Ltd., Class A	18,541,345	214,138
WuXi AppTec Co., Ltd., Class H	470,840	4,969
Hypera SA, ordinary nominative shares	29,270,999	217,723
Grifols, SA, Class A, non-registered shares[2,3]	17,912,762	177,234
Grifols, SA, Class B (ADR)[2]	3,442,669	25,372
M3, Inc.	6,776,490	170,491
Novartis AG	1,829,783	167,983
Teva Pharmaceutical Industries, Ltd. (ADR)[2]	17,949,245	158,851
Carl Zeiss Meditec AG, non-registered shares	716,304	99,484
Ambu AS, Class B, non-registered shares[2,3]	6,364,587	95,573
HOYA Corp.	781,493	86,420
Coloplast A/S, Class B	653,269	85,985
BioNTech SE (ADR)	563,456	70,190
Innovent Biologics, Inc.[2]	14,261,000	63,683
bioMérieux SA	556,403	58,704
Rede D’Or Sao Luiz SA	13,225,900	55,425
Roche Holding AG, nonvoting non-registered shares	88,311	25,274
Roche Holding AG (ADR)	690,947	24,777
Sartorius Stedim Biotech SA	143,321	44,040
Asahi Intecc Co., Ltd.	2,228,500	39,437
Straumann Holding AG	231,050	34,650
Bachem Holding AG	246,755	24,825
Hangzhou Tigermed Consulting Co., Ltd., Class A	1,394,613	19,485
Amplifon SpA	496,722	17,266
Sanofi	138,890	15,125
Hapvida Participações e Investimentos SA2	18,229,387	9,423
		17,816,510

Consumer discretionary 12.66%
LVMH Moët Hennessy-Louis Vuitton SE	4,826,213	4,423,021
MercadoLibre, Inc.[2]	1,452,291	1,914,207
Flutter Entertainment PLC[1,2]	10,307,606	1,874,750
Sony Group Corp.	11,151,833	1,013,860
Evolution AB	6,598,244	885,332
Hermès International	415,468	841,577
adidas AG	3,282,515	579,565
Galaxy Entertainment Group, Ltd.[2]	86,991,374	578,286
Cie. Financière Richemont SA, Class A	3,104,795	497,701
Amadeus IT Group SA, Class A, non-registered shares[2]	6,322,386	423,326
Kering SA	626,175	408,677
Coupang, Inc., Class A2	24,311,477	388,984
Midea Group Co., Ltd., Class A	47,878,062	375,960
Entain PLC	22,857,994	355,738
Mercedes-Benz Group AG	3,816,691	293,190
Pan Pacific International Holdings Corp.	14,563,600	281,828
InterContinental Hotels Group PLC	4,096,900	269,201
Booking Holdings, Inc.[2]	99,879	264,920
Li Ning Co., Ltd.	33,004,500	260,147
Ferrari NV (EUR denominated)	946,664	256,393
Maruti Suzuki India, Ltd.	2,112,119	213,280
Industria de Diseño Textil, SA	5,619,295	188,712

8	EuroPacific Growth Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Burberry Group PLC	5,098,591	$163,143
Alibaba Group Holding, Ltd.[2]	12,359,200	157,181
B&M European Value Retail SA	20,820,017	124,219
JD.com, Inc., Class A	5,279,360	115,706
Prosus NV, Class N	1,292,441	101,072
Domino’s Pizza Enterprises, Ltd.[3]	2,183,039	73,378
Astra International Tbk PT	173,407,500	69,613
D’Ieteren Group	336,589	65,475
Dollarama, Inc.	939,569	56,152
Nitori Holdings Co., Ltd.	412,460	49,730
Stellantis NV	1,924,362	35,016
IDP Education, Ltd.[3]	1,221,350	22,410
Oriental Land Co., Ltd.	584,500	19,987
China Tourism Group Duty Free Corp., Ltd., Class A2	479,962	12,888
Li Auto, Inc., Class A2	455,546	5,705
Li Auto, Inc., Class A (ADR)[2,3]	223,190	5,569
		17,665,899

Financials 11.63%
AIA Group, Ltd.	262,364,812	2,756,767
Kotak Mahindra Bank, Ltd.	66,045,575	1,393,617
HDFC Bank, Ltd.	54,950,465	1,080,327
HDFC Bank, Ltd. (ADR)	4,029,485	268,646
ICICI Bank, Ltd.	78,969,116	846,882
ICICI Bank, Ltd. (ADR)	1,500,580	32,383
Edenred SA	11,840,969	700,591
Aon PLC, Class A	1,577,677	497,426
London Stock Exchange Group PLC	4,706,591	457,407
Banco Bilbao Vizcaya Argentaria, SA	58,863,310	420,533
FinecoBank SpA	25,965,683	399,300
Prudential PLC	29,058,469	397,412
Adyen NV2	243,695	386,407
Aegon NV	87,620,968	376,558
DBS Group Holdings, Ltd.	13,158,635	327,021
Worldline SA, non-registered shares[2]	6,876,311	292,239
Bank Central Asia Tbk PT	491,714,700	287,309
CaixaBank, SA	71,728,064	279,247
China Merchants Bank Co., Ltd., Class H	30,841,400	157,142
China Merchants Bank Co., Ltd., Class A	24,076,916	119,751
Brookfield Corp., Class A3	8,238,255	268,485
UniCredit SpA	14,114,769	267,341
ING Groep NV	20,828,603	247,799
United Overseas Bank, Ltd.	9,981,831	223,978
Nu Holdings, Ltd., Class A2	46,983,183	223,640
Canadian Imperial Bank of Commerce (CAD denominated)	4,960,499	210,349
AXA SA	6,795,303	207,779
B3 SA - Brasil, Bolsa, Balcao	90,503,866	184,813
Hana Financial Group, Inc.	5,836,956	183,547
Bank Mandiri (Persero) Tbk PT	263,773,000	181,346
Bajaj Finance, Ltd.	2,635,688	180,641
Bajaj Finserv, Ltd.	10,560,000	162,892
Tokio Marine Holdings, Inc.	8,216,100	158,416
Euronext NV	1,957,104	149,860
Ping An Insurance (Group) Company of China, Ltd., Class H	23,036,500	149,308
Axis Bank, Ltd.	13,533,313	141,610
Capitec Bank Holdings, Ltd.	1,275,129	121,026
Futu Holdings, Ltd. (ADR)[2,3]	2,062,463	106,939
Toronto-Dominion Bank (CAD denominated)[3]	1,768,664	105,937
XP, Inc., Class A2	8,903,614	105,686
East Money Information Co., Ltd., Class A	34,537,867	101,295
EQT AB	4,363,158	89,242
DNB Bank ASA	4,671,147	83,788
KBC Groep NV	1,211,564	83,297
Hong Kong Exchanges and Clearing, Ltd.	1,755,500	77,917
Bridgepoint Group PLC	28,390,132	77,350
China Pacific Insurance (Group) Co., Ltd., Class H	23,225,800	62,072
Postal Savings Bank of China Co., Ltd., Class H3	89,652,000	53,436
3i Group PLC	2,537,000	52,901

EuroPacific Growth Fund	9

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Checkout Payments Group, Ltd., Series D2,4,5	479,280	$52,184
Resona Holdings, Inc.[3]	10,424,100	50,390
PagSeguro Digital, Ltd., Class A2	5,587,818	47,888
Discovery, Ltd.[2]	5,716,961	44,842
Allfunds Group PLC	6,668,393	44,233
Skandinaviska Enskilda Banken AB, Class A	3,794,525	41,848
Erste Group Bank AG	1,230,431	40,698
Hiscox, Ltd.	2,819,768	38,649
HDFC Life Insurance Company, Ltd.	4,563,433	27,773
Nuvei Corp., subordinate voting shares[2]	577,591	25,164
Partners Group Holding AG	25,642	24,176
Antin Infrastructure Partners SA	936,896	16,976
Standard Bank Group, Ltd.	1,601,648	15,548
ABN AMRO Bank NV	882,387	14,016
Société Générale	302,904	6,837
Hang Seng Bank, Ltd.	460,798	6,537
Sberbank of Russia PJSC[4]	48,140,292	—	[6]
		16,237,414

Energy 8.21%
Canadian Natural Resources, Ltd. (CAD denominated)[1]	58,806,625	3,254,271
Reliance Industries, Ltd.	113,947,161	3,239,117
Cenovus Energy, Inc. (CAD denominated)	76,788,031	1,339,742
TotalEnergies SE3	19,274,814	1,137,267
Woodside Energy Group, Ltd.	39,339,502	886,406
Neste OYJ[3]	8,767,688	432,446
Aker BP ASA	15,562,859	381,860
Tourmaline Oil Corp.	7,706,839	321,161
INPEX Corp.	12,205,900	129,872
Equinor ASA	4,098,725	116,564
BP PLC	17,411,024	110,228
Shell PLC (EUR denominated)	2,463,525	70,819
MEG Energy Corp.[2]	2,148,770	34,517
Gazprom PJSC[4]	79,314,536	—	[6]
Rosneft Oil Co. PJSC[4]	3,432,340	—	[6]
		11,454,270

Materials 8.08%
Fortescue Metals Group, Ltd.	124,082,459	1,865,938
Vale SA (ADR), ordinary nominative shares	57,453,648	906,618
Vale SA, ordinary nominative shares	38,625,761	611,876
Sika AG	5,343,607	1,499,876
Shin-Etsu Chemical Co., Ltd.	42,409,500	1,375,533
First Quantum Minerals, Ltd.[1]	50,625,347	1,163,840
Linde PLC	1,978,918	703,387
Koninklijke DSM NV	3,796,444	448,712
HeidelbergCement AG	4,564,473	332,935
Lundin Mining Corp.[1]	47,257,929	320,997
CCL Industries, Inc., Class B, nonvoting shares	6,268,180	311,392
Glencore PLC	49,881,952	286,926
Ivanhoe Mines, Ltd., Class A2	30,800,164	278,261
JSR Corp.	6,598,936	155,982
Wacker Chemie AG	884,360	143,318
Givaudan SA	39,476	128,636
Croda International PLC	1,478,425	118,753
CRH PLC	2,259,242	114,178
Air Liquide SA, non-registered shares	669,089	112,092
BASF SE	1,907,426	100,037
OCI NV	2,879,492	97,747
Sociedad Química y Minera de Chile SA, Class B (ADR)[3]	1,146,318	92,921
UPM-Kymmene OYJ	1,593,504	53,512
PI Industries, Ltd.	844,800	31,153
Antofagasta PLC	1,192,467	23,334
		11,277,954

10	EuroPacific Growth Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 5.78%
Nestlé SA	14,007,297	$1,709,966
Kweichow Moutai Co., Ltd., Class A	4,235,332	1,119,584
Philip Morris International, Inc.	8,586,267	835,014
Danone SA	9,373,478	582,732
Seven & i Holdings Co., Ltd.	12,596,900	568,245
Ajinomoto Co., Inc.	13,769,800	479,187
Anheuser-Busch InBev SA/NV	4,775,615	318,447
Treasury Wine Estates, Ltd.	29,772,726	261,178
Reckitt Benckiser Group PLC	3,428,685	260,493
Pernod Ricard SA	998,491	226,238
Avenue Supermarts, Ltd.[2]	5,021,076	208,086
Carlsberg A/S, Class B	1,313,525	203,097
Kobe Bussan Co., Ltd.[3]	6,745,000	188,265
British American Tobacco PLC	5,164,184	180,978
L’Oréal SA, non-registered shares	326,102	145,899
Fomento Económico Mexicano, SAB de CV3	13,765,300	131,236
Uni-Charm Corp.	3,010,364	123,742
Godrej Consumer Products, Ltd.[2]	10,323,995	121,820
Essity Aktiebolag, Class B	2,673,576	76,455
Diageo PLC	1,525,672	68,091
Dabur India, Ltd.	7,659,423	50,819
CP ALL PCL, foreign registered shares	24,468,100	44,383
Imperial Brands PLC	1,821,265	41,884
Foshan Haitian Flavouring and Food Co., Ltd., Class A	2,777,234	30,932
Proya Cosmetics Co., Ltd., Class A	971,522	25,757
Ocado Group PLC[2]	3,545,746	23,532
JD Health International, Inc.[2]	2,760,451	20,393
COSMOS Pharmaceutical Corp.	199,200	17,925
		8,064,378

Communication services 5.07%
Sea, Ltd., Class A (ADR)[1,2]	33,555,976	2,904,270
Bharti Airtel, Ltd.	122,556,185	1,118,421
Bharti Airtel, Ltd., interim shares	4,582,793	20,476
Tencent Holdings, Ltd.	12,315,914	601,797
Publicis Groupe SA	5,286,651	413,023
Deutsche Telekom AG	14,181,649	343,492
Nippon Telegraph and Telephone Corp.	10,544,800	314,947
NetEase, Inc.	13,661,400	241,467
Universal Music Group NV	9,225,876	233,221
Informa PLC	22,997,531	196,527
SoftBank Group Corp.[3]	3,816,800	150,245
Nintendo Co., Ltd.	3,866,500	149,887
Ubisoft Entertainment SA2	4,853,237	128,633
Capcom Co., Ltd.	1,665,000	59,563
Singapore Telecommunications, Ltd.	26,390,500	48,903
América Móvil, SAB de CV, Class B (ADR)	2,297,816	48,369
Vivendi SE	4,311,389	43,521
Spotify Technology SA2	208,752	27,893
MTN Group, Ltd.	2,802,237	20,024
SoftBank Corp.[3]	1,614,985	18,629
Yandex NV, Class A2,4	11,166,532	—	[6]
		7,083,308

Utilities 0.94%
ENN Energy Holdings, Ltd.	55,695,507	760,808
Engie SA	13,484,488	213,253
RWE AG	3,958,800	170,183
China Resources Gas Group, Ltd.	16,710,400	61,789
National Grid PLC	2,373,178	32,213
Iberdrola, SA, non-registered shares	2,385,161	29,710
Enel SpA	4,024,466	24,579
Ørsted AS	273,212	23,305
		1,315,840

EuroPacific Growth Fund	11

Common stocks (continued)	Shares		Value (000)
Real estate 0.35%
ESR Group, Ltd.		138,596,600	$247,664
Goodman Logistics (HK), Ltd. REIT		14,415,833	183,342
Ayala Land, Inc.		116,734,007	56,992
			487,998

Total common stocks (cost: $87,781,361,000)			130,053,681

Preferred securities 0.81%
Health care 0.40%
Sartorius AG, nonvoting non-registered preferred shares		1,113,938	467,546
Grifols, SA, Class B, nonvoting non-registered preferred shares[2]		13,075,862	94,634
			562,180

Consumer discretionary 0.32%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares		3,413,259	436,844

Financials 0.09%
Itaú Unibanco Holding SA, preferred nominative shares		18,628,500	90,929
Banco Bradesco SA, preferred nominative shares		14,332,552	37,242
			128,171

Information technology 0.00%
Canva, Inc., Series A, noncumulative preferred shares[2,4,5]		3,308	3,213
Canva, Inc., Series A-3, noncumulative preferred shares[2,4,5]		133	129
Canva, Inc., Series A-4, noncumulative preferred shares[2,4,5]		11	10
Canva, Inc., Series A-5, noncumulative preferred shares[2,4,5]		9	9
			3,361

Total preferred securities (cost: $848,639,000)			1,130,556

Rights & warrants 0.09%
Health care 0.05%
WuXi AppTec Co., Ltd., Class A, warrants, expire 11/21/2023[2,7]		5,960,795	68,842

Consumer discretionary 0.04%
Midea Group Co., Ltd., Class A, warrants, expire 2/26/2024[2,7]		5,565,400	43,702
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[2]		3,535,631	4,444
			48,146

Total rights & warrants (cost: $116,426,000)			116,988

Bonds, notes & other debt instruments 0.42%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.42%
Germany (Federal Republic of) 1.70% 8/15/2032	EUR	109,313	112,902
Norway (Kingdom of) 1.25% 9/17/2031	NOK	1,428,124	119,131
Norway (Kingdom of) 2.125% 5/18/2032		632,922	56,462
Singapore (Republic of) 2.875% 9/1/2030	SGD	124,013	92,674
Singapore (Republic of) 1.625% 7/1/2031		19,611	13,322
Singapore (Republic of) 2.625% 8/1/2032		55,427	40,585
Singapore (Republic of) 3.375% 9/1/2033		39,092	30,506
Singapore (Republic of) 1.875% 3/1/2050		10,784	7,030
Singapore (Republic of) 1.875% 10/1/2051		41,066	27,075
United Kingdom 4.25% 6/7/2032	GBP	69,562	91,556
			591,243

Total bonds, notes & other debt instruments (cost: $561,506,000)			591,243

12	EuroPacific Growth Fund

Short-term securities 5.52%	Shares	Value (000)
Money market investments 5.32%
Capital Group Central Cash Fund 4.86%[1,8]	74,308,456	$7,430,845

Money market investments purchased with collateral from securities on loan 0.20%
Capital Group Central Cash Fund 4.86%[1,8,9]	507,968	50,797
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.73%[8,9]	49,700,000	49,700
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.73%[8,9]	46,322,949	46,323
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 4.73%[8,9]	33,100,000	33,100
BlackRock Liquidity Funds – FedFund, Institutional Shares 4.72%[8,9]	30,300,000	30,300
Fidelity Investments Money Market Government Portfolio, Class I 4.72%[8,9]	22,100,000	22,100
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares 4.69%[8,9]	16,500,000	16,500
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.70%[8,9]	16,500,000	16,500
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 4.75%[8,9]	11,000,000	11,000
		276,320

Total short-term securities (cost: $7,706,090,000)		7,707,165
Total investment securities 100.01% (cost: $97,014,022,000)		139,599,633
Other assets less liabilities (0.01)%		(17,328)

Net assets 100.00%		$139,582,305

Investments in affiliates1

	Value of affiliates at 4/1/2022 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 3/31/2023 (000)	Dividend income (000)
Common stocks 8.47%
Industrials 0.97%
Kingspan Group PLC	$1,313,155	$—	$212,129	$(169,320)	$(243,149)	$688,557	$2,849
Melrose Industries PLC	479,499	58,402	7,518	(628)	138,281	668,036	12,416
BayCurrent Consulting, Inc.[10]	320,713	113,635	200,111	(28,101)	34,784	—	1,217
						1,356,593
Information technology 0.68%
Nice, Ltd. (ADR)[2,3]	939,629	—	74,240	(23,485)	54,710	896,614	—
Nice, Ltd.[2]	59,878	—	9,755	1,233	394	51,750	—
Halma PLC[10]	656,097	—	87,941	(19,317)	(97,578)	—	4,309
						948,364
Consumer discretionary 1.34%
Flutter Entertainment PLC[2]	1,036,681	252,750	59,300	(25,763)	670,382	1,874,750	—
Entain PLC[10]	621,323	287,356	349,444	(182,763)	(20,734)	—	4,803
						1,874,750
Financials 0.00%
UniCredit SpA[10]	1,308,485	36,883	998,492	(176,448)	96,913	—	70,309
Edenred SA10	642,713	—	60,280	5,288	112,870	—	12,497
Commerzbank AG, non-registered shares[11]	546,771	—	504,468	46,150	(88,453)	—	—
						—
Energy 2.33%
Canadian Natural Resources, Ltd. (CAD denominated)	2,817,719	938,014	129,684	4,865	(376,643)	3,254,271	187,713

EuroPacific Growth Fund	13

Investments in affiliates1 (continued)

	Value of affiliates at 4/1/2022 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 3/31/2023 (000)	Dividend income (000)
Materials 1.07%
First Quantum Minerals, Ltd.	$1,730,787	$37,485	$15,458	$13,731	$(602,705)	$1,163,840	$6,451
Lundin Mining Corp.	485,938	—	4,598	(954)	(159,389)	320,997	12,962
						1,484,837
Consumer staples 0.00%
Swedish Match AB11	699,563	86,835	1,057,547	260,613	10,536	—	9,789
Communication services 2.08%
Sea, Ltd., Class A (ADR)[2]	915,645	1,949,099	309,179	3,827	344,878	2,904,270	—
Utilities 0.00%
ENN Energy Holdings, Ltd.[10]	1,066,324	89,682	277,778	17,673	(135,093)	—	24,838
Total common stocks						11,823,085
Short-term securities 5.36%
Money market investments 5.32%
Capital Group Central Cash Fund 4.86%[8]	16,166,512	12,364,554	21,099,165	(1,726)	670	7,430,845	286,657
Money market investments purchased with collateral from securities on loan 0.04%
Capital Group Central Cash Fund 4.86%[8,9]	221,737		170,94012			50,797	—	[13]
Total short-term securities						7,481,642
Total 13.83%				$(275,125)	$(259,326)	$19,304,727	$636,810

Restricted securities5

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Checkout Payments Group, Ltd., Series D2,4	1/11/2022	$148,840	$52,184	.04%
Canva, Inc.[2,4]	8/26/2021-11/4/2021	64,403	36,691	.03
Canva, Inc., Series A, noncumulative preferred shares[2,4]	11/4/2021	5,639	3,213	.0014
Canva, Inc., Series A-3, noncumulative preferred shares[2,4]	11/4/2021	227	129	.0014
Canva, Inc., Series A-4, noncumulative preferred shares[2,4]	11/4/2021	19	10	.0014
Canva, Inc., Series A-5, noncumulative preferred shares[2,4]	11/4/2021	15	9	.0014
Total		$219,143	$92,236	.07%

[1]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $428,706,000, which represented .31% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Value determined using significant unobservable inputs.
[5]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $92,236,000, which represented .07% of the net assets of the fund.
[6]	Amount less than one thousand.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $112,544,000, which represented .08% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 3/31/2023.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Affiliated issuer during the reporting period but no longer an affiliate at 3/31/2023. Refer to the investment portfolio for the security value at 3/31/2023.
[11]	Affiliated issuer during the reporting period but no longer held at 3/31/2023.
[12]	Represents net activity. Refer to Note 5 for more information on securities lending.
[13]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[14]	Amount less than .01%.

14	EuroPacific Growth Fund

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

NOK = Norwegian kroner

REIT = Real Estate Investment Trust

SGD = Singapore dollars

Refer to the notes to financial statements.

EuroPacific Growth Fund	15

Financial statements

Statement of assets and liabilities at March 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value (includes $428,706 of investment securities on loan):
Unaffiliated issuers (cost: $81,602,923)	$120,294,906
Affiliated issuers (cost: $15,411,099)	19,304,727	$139,599,633
Cash		2,042
Cash denominated in currencies other than U.S. dollars (cost: $10,866)		10,867
Receivables for:
Sales of investments	980,111
Sales of fund’s shares	161,643
Dividends and interest	462,013
Other	1,696	1,605,463
		141,218,005
Liabilities:
Collateral for securities on loan		276,320
Payables for:
Purchases of investments	434,079
Repurchases of fund’s shares	485,435
Investment advisory services	47,832
Services provided by related parties	13,496
Trustees’ deferred compensation	4,591
U.S. and non-U.S. taxes	369,535
Other	4,412	1,359,380
Net assets at March 31, 2023		$139,582,305

Net assets consist of:
Capital paid in on shares of beneficial interest		$98,884,017
Total distributable earnings		40,698,288
Net assets at March 31, 2023		$139,582,305

Refer to the notes to financial statements.

16	EuroPacific Growth Fund

Financial statements (continued)

Statement of assets and liabilities at March 31, 2023 (continued)
(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (2,596,803 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$20,320,502	377,579		$53.82
Class C	370,562	7,155		51.79
Class T	11	—	*	53.89
Class F-1	1,488,628	27,792		53.56
Class F-2	19,982,401	372,009		53.71
Class F-3	15,313,318	283,973		53.93
Class 529-A	1,324,628	24,979		53.03
Class 529-C	37,658	736		51.16
Class 529-E	48,910	934		52.37
Class 529-T	14	—	*	53.87
Class 529-F-1	10	—	*	52.98
Class 529-F-2	186,675	3,469		53.81
Class 529-F-3	11	—	*	53.76
Class R-1	111,397	2,196		50.73
Class R-2	611,244	11,943		51.18
Class R-2E	62,749	1,186		52.90
Class R-3	1,722,156	32,893		52.36
Class R-4	3,665,518	69,785		52.53
Class R-5E	891,767	16,694		53.42
Class R-5	4,112,982	76,450		53.80
Class R-6	69,331,164	1,287,030		53.87

*	Amount less than one thousand.

Refer to the notes to financial statements.

EuroPacific Growth Fund	17

Financial statements (continued)

Statement of operations for the year ended March 31, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $253,817; also includes $636,810 from affiliates)	$3,328,451
Interest from unaffiliated issuers	16,683
Securities lending income (net of fees)	11,091	$3,356,225
Fees and expenses*:
Investment advisory services	573,286
Distribution services	82,580
Transfer agent services	66,974
Administrative services	41,254
529 plan services	913
Reports to shareholders	3,002
Registration statement and prospectus	1,067
Trustees’ compensation	265
Auditing and legal	481
Custodian	16,301
Other	243	786,366
Net investment income		2,569,859

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $169,673):
Unaffiliated issuers	(1,657,107)
Affiliated issuers	(275,125)
In-kind redemptions	715,938
Currency transactions	(47,058)	(1,263,352)
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $286,412):
Unaffiliated issuers	(8,023,378)
Affiliated issuers	(259,326)
Currency translations	(3,009)	(8,285,713)
Net realized loss and unrealized depreciation		(9,549,065)

Net decrease in net assets resulting from operations		$(6,979,206)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended March 31,
	2023	2022
Operations:
Net investment income	$2,569,859	$2,033,816
Net realized (loss) gain	(1,263,352)	8,855,447
Net unrealized depreciation	(8,285,713)	(27,565,578)
Net decrease in net assets resulting from operations	(6,979,206)	(16,676,315)

Distributions paid to shareholders	(2,567,051)	(17,664,307)

Net capital share transactions	(14,606,638)	7,579,449

Total decrease in net assets	(24,152,895)	(26,761,173)

Net assets:
Beginning of year	163,735,200	190,496,373
End of year	$139,582,305	$163,735,200

Refer to the notes to financial statements.

18	EuroPacific Growth Fund

Notes to financial statements

1. Organization

EuroPacific Growth Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

EuroPacific Growth Fund	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

20	EuroPacific Growth Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$1,795,612	$17,867,791	$—		$19,663,403
Information technology	4,155,483	14,794,533	36,691		18,986,707
Health care	1,131,195	16,685,315	—		17,816,510
Consumer discretionary	2,629,832	15,036,067	—		17,665,899
Financials	2,077,356	14,107,874	52,184		16,237,414
Energy	4,949,691	6,504,579	—	*	11,454,270
Materials	4,389,292	6,888,662	—		11,277,954
Consumer staples	966,250	7,098,128	—		8,064,378
Communication services	2,980,532	4,102,776	—	*	7,083,308
Utilities	—	1,315,840	—		1,315,840
Real estate	—	487,998	—		487,998
Preferred securities	128,171	999,024	3,361		1,130,556
Rights & warrants	4,444	112,544	—		116,988
Bonds, notes & other debt instruments	—	591,243	—		591,243
Short-term securities	7,707,165	—	—		7,707,165
Total	$32,915,023	$106,592,374	$92,236		$139,599,633

*	Amount less than one thousand.

EuroPacific Growth Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

22	EuroPacific Growth Fund

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of March 31, 2023, the total value of securities on loan was $428,706,000, and the total value of collateral received was $449,776,000. Collateral received includes cash of $276,320,000 and U.S. government securities of $173,456,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended March 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended March 31, 2023, the fund recognized $31,220,000 in reclaims (net of $10,126,000 in fees and the effect of realized gain or loss from currency translations) and $8,564,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

EuroPacific Growth Fund	23

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended March 31, 2023, the fund reclassified $846,651,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of March 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$485,527
Capital loss carryforward*	(1,951,631)
Gross unrealized appreciation on investments	48,274,496
Gross unrealized depreciation on investments	(6,146,580)
Net unrealized appreciation on investments	42,127,916
Cost of investments	97,471,717

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended March 31, 2023						Year ended March 31, 2022
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$221,555		$108,575		$330,130		$379,270		$2,176,076	$2,555,346
Class C	2,112		2,357		4,469		4,842		53,621	58,463
Class T	—	†	—	†	—	†	—	†	1	1
Class F-1	16,205		8,324		24,529		29,775		183,750	213,525
Class F-2	254,810		110,961		365,771		462,312		2,162,399	2,624,711
Class F-3	206,837		83,944		290,781		353,834		1,588,219	1,942,053
Class 529-A	14,338		7,048		21,386		23,708		137,994	161,702
Class 529-C	195		259		454		484		6,131	6,615
Class 529-E	465		263		728		748		5,290	6,038
Class 529-T	—	†	—	†	—	†	—	†	1	1
Class 529-F-1	—	†	—	†	—	†	—	†	1	1
Class 529-F-2	2,300		932		3,232		3,489		16,985	20,474
Class 529-F-3	—	†	—	†	—	†	—	†	1	1
Class R-1	697		670		1,367		1,296		14,076	15,372
Class R-2	4,283		3,164		7,447		6,324		59,377	65,701
Class R-2E	512		337		849		772		7,713	8,485
Class R-3	16,186		10,136		26,322		29,143		217,926	247,069
Class R-4	43,638		21,713		65,351		80,743		476,494	557,237
Class R-5E	12,521		5,108		17,629		22,902		152,421	175,323
Class R-5	56,977		23,881		80,858		104,737		508,732	613,469
Class R-6	959,276		366,472		1,325,748		1,527,217		6,865,503	8,392,720
Total	$1,812,907		$754,144		$2,567,051		$3,031,596		$14,632,711	$17,664,307

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

24	EuroPacific Growth Fund

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.392% on such assets in excess of $186 billion. For the year ended March 31, 2023, the investment advisory services fees were $573,286,000, which were equivalent to an annualized rate of 0.417% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of March 31, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended March 31, 2023, the 529 plan services fees were $913,000, which were equivalent to 0.059% of the average daily net assets of each 529 share class.

EuroPacific Growth Fund	25

For the year ended March 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$47,531	$27,185		$5,941		Not applicable
Class C	3,914	513		119		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	3,647	2,136		450		Not applicable
Class F-2	Not applicable	21,924		5,981		Not applicable
Class F-3	Not applicable	260		4,547		Not applicable
Class 529-A	2,912	1,483		381		$757
Class 529-C	421	50		13		25
Class 529-E	236	32		14		28
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	94		52		103
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	1,130	117		34		Not applicable
Class R-2	4,265	1,768		171		Not applicable
Class R-2E	363	125		18		Not applicable
Class R-3	8,727	2,705		527		Not applicable
Class R-4	9,434	3,880		1,138		Not applicable
Class R-5E	Not applicable	1,460		283		Not applicable
Class R-5	Not applicable	2,082		1,274		Not applicable
Class R-6	Not applicable	1,160		20,311		Not applicable
Total class-specific expenses	$82,580	$66,974		$41,254		$913

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $265,000 in the fund’s statement of operations reflects $667,000 in current fees (either paid in cash or deferred) and a net decrease of $402,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended March 31, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,056,705,000 and $1,142,731,000, respectively, which generated $284,911,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended March 31, 2023.

26	EuroPacific Growth Fund

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2023

Class A	$870,163	17,294	$322,091		6,548		$(2,939,573)	(58,968)	$(1,747,319)	(35,126)
Class C	32,645	671	4,441		94		(143,037)	(2,965)	(105,951)	(2,200)
Class T	—	—	—		—		—	—	—	—
Class F-1	103,734	2,083	23,688		484		(398,679)	(7,977)	(271,257)	(5,410)
Class F-2	3,963,028	79,235	350,797		7,146		(7,628,755)	(153,600)	(3,314,930)	(67,219)
Class F-3	3,027,141	60,603	262,610		5,330		(4,920,491)	(98,933)	(1,630,740)	(33,000)
Class 529-A	87,053	1,758	21,379		441		(186,220)	(3,777)	(77,788)	(1,578)
Class 529-C	6,301	132	453		10		(20,805)	(436)	(14,051)	(294)
Class 529-E	3,058	63	728		15		(6,902)	(141)	(3,116)	(63)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	26,562	528	3,233		66		(28,431)	(578)	1,364	16
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	14,336	301	1,366		30		(30,529)	(645)	(14,827)	(314)
Class R-2	134,872	2,868	7,445		159		(137,384)	(2,876)	4,933	151
Class R-2E	10,601	216	849		17		(16,003)	(326)	(4,553)	(93)
Class R-3	245,850	5,055	26,293		550		(597,138)	(12,213)	(324,995)	(6,608)
Class R-4	492,635	10,165	65,306		1,360		(1,297,109)	(26,512)	(739,168)	(14,987)
Class R-5E	196,991	3,966	17,628		361		(367,041)	(7,289)	(152,422)	(2,962)
Class R-5	430,996	8,588	80,681		1,641		(1,275,643)	(25,562)	(763,966)	(15,333)
Class R-6	9,176,005	183,062	1,323,491		26,879		(15,947,348)	(316,060)	(5,447,852)	(106,119)
Total net increase (decrease)	$18,821,971	376,588	$2,512,479		51,131		$(35,941,088)	(718,858)	$(14,606,638)	(291,139)

Refer to the end of the table for footnotes.

EuroPacific Growth Fund	27

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2022

Class A	$1,510,156	22,455	$2,498,661	37,306		$(3,485,028)	(52,177)	$523,789	7,584
Class C	60,819	930	58,095	893		(196,515)	(3,041)	(77,601)	(1,218)
Class T	—	—	—	—		—	—	—	—
Class F-1	215,350	3,301	205,842	3,081		(576,850)	(8,696)	(155,658)	(2,314)
Class F-2	6,707,320	101,234	2,515,237	37,782		(5,828,773)	(88,432)	3,393,784	50,584
Class F-3	4,091,977	62,337	1,753,389	26,214		(3,735,246)	(56,834)	2,110,120	31,717
Class 529-A	139,072	2,102	161,650	2,448		(230,815)	(3,484)	69,907	1,066
Class 529-C	9,418	147	6,612	102		(31,165)	(484)	(15,135)	(235)
Class 529-E	5,367	82	6,036	92		(10,912)	(166)	491	8
Class 529-T	—	—	2	—	†	—	—	2	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	42,065	629	20,471	307		(33,063)	(494)	29,473	442
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	18,521	297	15,369	241		(51,064)	(807)	(17,174)	(269)
Class R-2	195,248	3,137	65,666	1,023		(220,268)	(3,416)	40,646	744
Class R-2E	20,070	302	8,485	128		(45,787)	(694)	(17,232)	(264)
Class R-3	372,564	5,843	246,654	3,767		(798,276)	(12,261)	(179,058)	(2,651)
Class R-4	814,070	12,570	557,185	8,506		(1,897,697)	(29,004)	(526,442)	(7,928)
Class R-5E	422,372	6,258	175,319	2,600		(1,466,064)	(21,938)	(868,373)	(13,080)
Class R-5	785,967	11,955	610,571	9,119		(2,119,199)	(31,331)	(722,661)	(10,257)
Class R-6	15,271,684	230,520	8,380,326	125,434		(19,661,441)	(288,606)	3,990,569	67,348
Total net increase (decrease)	$30,682,040	464,099	$17,285,572	259,043		$(40,388,163)	(601,865)	$7,579,449	121,277

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $43,520,548,000 and $50,247,211,000, respectively, during the year ended March 31, 2023.

28	EuroPacific Growth Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
3/31/2023	$56.81	$.80	$(2.94)	$(2.14)	$(.58)	$(.27)	$(.85)	$53.82	(3.62)%	$20,320		.84%		.84%		1.60%
3/31/2022	68.98	.57	(6.39)	(5.82)	(.94)	(5.41)	(6.35)	56.81	(9.65)	23,445		.80		.80		.85
3/31/2021	43.13	.34	25.63	25.97	(.12)	—	(.12)	68.98	60.22	27,945		.83		.83		.58
3/31/2020	50.99	.53	(6.84)	(6.31)	(.58)	(.97)	(1.55)	43.13	(13.03)	19,075		.84		.84		1.02
3/31/2019	56.66	.71	(3.52)	(2.81)	(.62)	(2.24)	(2.86)	50.99	(4.97)	24,704		.83		.83		1.37
Class C:
3/31/2023	54.77	.43	(2.86)	(2.43)	(.28)	(.27)	(.55)	51.79	(4.35)	371		1.58		1.58		.89
3/31/2022	66.76	.07	(6.15)	(6.08)	(.50)	(5.41)	(5.91)	54.77	(10.32)	512		1.55		1.55		.11
3/31/2021	41.98	(.09)	24.87	24.78	—	—	—	66.76	59.03	706		1.56		1.56		(.15)
3/31/2020	49.70	.15	(6.69)	(6.54)	(.21)	(.97)	(1.18)	41.98	(13.68)	654		1.58		1.58		.30
3/31/2019	55.32	.31	(3.41)	(3.10)	(.28)	(2.24)	(2.52)	49.70	(5.70)	1,015		1.60		1.60		.62
Class T:
3/31/2023	56.86	.93	(2.95)	(2.02)	(.68)	(.27)	(.95)	53.89	(3.37)[5]	—	[6]	.57	[5]	.57	[5]	1.84	[5]
3/31/2022	69.04	.73	(6.40)	(5.67)	(1.10)	(5.41)	(6.51)	56.86	(9.45)[5]	—	[6]	.57	[5]	.57	[5]	1.09	[5]
3/31/2021	43.13	.49	25.65	26.14	(.23)	—	(.23)	69.04	60.61 [5]	—	[6]	.58	[5]	.58	[5]	.82	[5]
3/31/2020	50.99	.65	(6.82)	(6.17)	(.72)	(.97)	(1.69)	43.13	(12.82)[5]	—	[6]	.59	[5]	.59	[5]	1.25	[5]
3/31/2019	56.69	.83	(3.54)	(2.71)	(.75)	(2.24)	(2.99)	50.99	(4.76)[5]	—	[6]	.59	[5]	.59	[5]	1.60	[5]
Class F-1:
3/31/2023	56.53	.80	(2.93)	(2.13)	(.57)	(.27)	(.84)	53.56	(3.61)	1,489		.85		.85		1.61
3/31/2022	68.67	.55	(6.38)	(5.83)	(.90)	(5.41)	(6.31)	56.53	(9.71)	1,877		.84		.84		.81
3/31/2021	42.93	.33	25.51	25.84	(.10)	—	(.10)	68.67	60.21	2,439		.84		.84		.56
3/31/2020	50.75	.53	(6.82)	(6.29)	(.56)	(.97)	(1.53)	42.93	(13.05)	2,259		.85		.85		1.02
3/31/2019	56.40	.74	(3.57)	(2.83)	(.58)	(2.24)	(2.82)	50.75	(5.01)	3,232		.87		.87		1.43
Class F-2:
3/31/2023	56.66	.95	(2.95)	(2.00)	(.68)	(.27)	(.95)	53.71	(3.36)	19,982		.57		.57		1.89
3/31/2022	68.83	.73	(6.38)	(5.65)	(1.11)	(5.41)	(6.52)	56.66	(9.44)	24,887		.57		.57		1.08
3/31/2021	43.00	.50	25.56	26.06	(.23)	—	(.23)	68.83	60.61	26,751		.57		.57		.83
3/31/2020	50.83	.66	(6.81)	(6.15)	(.71)	(.97)	(1.68)	43.00	(12.80)	18,607		.59		.59		1.27
3/31/2019	56.52	.82	(3.52)	(2.70)	(.75)	(2.24)	(2.99)	50.83	(4.75)	24,585		.59		.59		1.58
Class F-3:
3/31/2023	56.87	1.00	(2.95)	(1.95)	(.72)	(.27)	(.99)	53.93	(3.25)	15,313		.46		.46		1.98
3/31/2022	69.06	.80	(6.40)	(5.60)	(1.18)	(5.41)	(6.59)	56.87	(9.34)	18,026		.46		.46		1.19
3/31/2021	43.12	.56	25.66	26.22	(.28)	—	(.28)	69.06	60.78	19,700		.46		.46		.94
3/31/2020	50.98	.70	(6.82)	(6.12)	(.77)	(.97)	(1.74)	43.12	(12.70)	12,239		.47		.47		1.34
3/31/2019	56.68	.82	(3.48)	(2.66)	(.80)	(2.24)	(3.04)	50.98	(4.65)	11,993		.49		.49		1.60
Class 529-A:
3/31/2023	56.00	.78	(2.91)	(2.13)	(.57)	(.27)	(.84)	53.03	(3.66)	1,325		.87		.87		1.57
3/31/2022	68.08	.55	(6.29)	(5.74)	(.93)	(5.41)	(6.34)	56.00	(9.67)	1,487		.83		.83		.83
3/31/2021	42.58	.32	25.30	25.62	(.12)	—	(.12)	68.08	60.16	1,736		.85		.85		.55
3/31/2020	50.35	.51	(6.75)	(6.24)	(.56)	(.97)	(1.53)	42.58	(13.05)	1,096		.87		.87		.98
3/31/2019	56.00	.67	(3.49)	(2.82)	(.59)	(2.24)	(2.83)	50.35	(5.04)	1,376		.89		.89		1.31

Refer to the end of the table for footnotes.

EuroPacific Growth Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
3/31/2023	$54.10	$.40	$(2.83)	$(2.43)	$(.24)	$(.27)	$(.51)	$51.16	(4.40)%	$38		1.64%		1.64%		.84%
3/31/2022	66.00	.04	(6.08)	(6.04)	(.45)	(5.41)	(5.86)	54.10	(10.37)	56		1.60		1.60		.06
3/31/2021	41.51	(.08)	24.57	24.49	—	—	—	66.00	59.00	83		1.60		1.60		(.15)
3/31/2020	49.18	.13	(6.62)	(6.49)	(.21)	(.97)	(1.18)	41.51	(13.72)	148		1.61		1.61		.26
3/31/2019	54.79	.29	(3.38)	(3.09)	(.28)	(2.24)	(2.52)	49.18	(5.72)	219		1.64		1.64		.59
Class 529-E:
3/31/2023	55.34	.66	(2.87)	(2.21)	(.49)	(.27)	(.76)	52.37	(3.86)	49		1.09		1.09		1.34
3/31/2022	67.36	.39	(6.23)	(5.84)	(.77)	(5.41)	(6.18)	55.34	(9.90)	55		1.07		1.07		.59
3/31/2021	42.15	.19	25.04	25.23	(.02)	—	(.02)	67.36	59.81	67		1.07		1.07		.34
3/31/2020	49.87	.39	(6.70)	(6.31)	(.44)	(.97)	(1.41)	42.15	(13.24)	46		1.09		1.09		.77
3/31/2019	55.50	.55	(3.44)	(2.89)	(.50)	(2.24)	(2.74)	49.87	(5.24)	60		1.11		1.11		1.09
Class 529-T:
3/31/2023	56.83	.90	(2.93)	(2.03)	(.66)	(.27)	(.93)	53.87	(3.41)[5]	—	[6]	.62	[5]	.62	[5]	1.80	[5]
3/31/2022	69.01	.69	(6.39)	(5.70)	(1.07)	(5.41)	(6.48)	56.83	(9.49)[5]	—	[6]	.62	[5]	.62	[5]	1.03	[5]
3/31/2021	43.12	.46	25.64	26.10	(.21)	—	(.21)	69.01	60.54 [5]	—	[6]	.63	[5]	.63	[5]	.77	[5]
3/31/2020	50.98	.63	(6.83)	(6.20)	(.69)	(.97)	(1.66)	43.12	(12.87)[5]	—	[6]	.64	[5]	.64	[5]	1.19	[5]
3/31/2019	56.68	.79	(3.53)	(2.74)	(.72)	(2.24)	(2.96)	50.98	(4.82)[5]	—	[6]	.65	[5]	.65	[5]	1.52	[5]
Class 529-F-1:
3/31/2023	55.93	.86	(2.89)	(2.03)	(.65)	(.27)	(.92)	52.98	(3.48)[5]	—	[6]	.66	[5]	.66	[5]	1.75	[5]
3/31/2022	68.03	.66	(6.29)	(5.63)	(1.06)	(5.41)	(6.47)	55.93	(9.52)[5]	—	[6]	.65	[5]	.65	[5]	1.00	[5]
3/31/2021	42.54	.56	25.20	25.76	(.27)	—	(.27)	68.03	60.52 [5]	—	[6]	.63	[5]	.63	[5]	1.07	[5]
3/31/2020	50.32	.62	(6.75)	(6.13)	(.68)	(.97)	(1.65)	42.54	(12.86)	126		.64		.64		1.20
3/31/2019	55.99	.76	(3.47)	(2.71)	(.72)	(2.24)	(2.96)	50.32	(4.81)	145		.66		.66		1.50
Class 529-F-2:
3/31/2023	56.77	.93	(2.94)	(2.01)	(.68)	(.27)	(.95)	53.81	(3.37)	187		.58		.58		1.86
3/31/2022	68.94	.71	(6.39)	(5.68)	(1.08)	(5.41)	(6.49)	56.77	(9.46)	196		.59		.59		1.06
3/31/2021[7,8]	57.39	.13	11.63	11.76	(.21)	—	(.21)	68.94	20.50 [9]	208		.25	[9]	.25	[9]	.19	[9]
Class 529-F-3:
3/31/2023	56.72	.94	(2.93)	(1.99)	(.70)	(.27)	(.97)	53.76	(3.35)	—	[6]	.53		.53		1.88
3/31/2022	68.89	.76	(6.38)	(5.62)	(1.14)	(5.41)	(6.55)	56.72	(9.38)	—	[6]	.52		.52		1.13
3/31/2021[7,8]	57.39	.16	11.62	11.78	(.28)	—	(.28)	68.89	20.54 [9]	—	[6]	.27	[9]	.22	[9]	.23	[9]
Class R-1:
3/31/2023	53.68	.42	(2.79)	(2.37)	(.31)	(.27)	(.58)	50.73	(4.30)	111		1.56		1.56		.89
3/31/2022	65.57	.07	(6.04)	(5.97)	(.51)	(5.41)	(5.92)	53.68	(10.34)	135		1.56		1.56		.10
3/31/2021	41.23	(.09)	24.43	24.34	—	—	—	65.57	59.03	182		1.57		1.57		(.16)
3/31/2020	48.86	.14	(6.56)	(6.42)	(.24)	(.97)	(1.21)	41.23	(13.68)	144		1.58		1.58		.29
3/31/2019	54.46	.31	(3.37)	(3.06)	(.30)	(2.24)	(2.54)	48.86	(5.71)	209		1.60		1.60		.61

Refer to the end of the table for footnotes.

30	EuroPacific Growth Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursement[4]	Ratio of expenses to average net assets after reimbursement[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
3/31/2023	$54.18	$.43	$(2.81)	$(2.38)	$(.35)	$(.27)	$(.62)	$51.18	(4.28)%	$611	1.52%	1.52%	.89%
3/31/2022	66.17	.07	(6.08)	(6.01)	(.57)	(5.41)	(5.98)	54.18	(10.32)	639	1.55	1.55	.11
3/31/2021	41.60	(.08)	24.65	24.57	—	—	—	66.17	59.03	731	1.55	1.55	(.14)
3/31/2020	49.30	.14	(6.61)	(6.47)	(.26)	(.97)	(1.23)	41.60	(13.65)	534	1.57	1.57	.28
3/31/2019	54.93	.31	(3.39)	(3.08)	(.31)	(2.24)	(2.55)	49.30	(5.71)	690	1.60	1.60	.61
Class R-2E:
3/31/2023	55.91	.58	(2.90)	(2.32)	(.42)	(.27)	(.69)	52.90	(4.03)	63	1.27	1.27	1.17
3/31/2022	67.96	.27	(6.31)	(6.04)	(.60)	(5.41)	(6.01)	55.91	(10.09)	71	1.27	1.27	.40
3/31/2021	42.60	.08	25.28	25.36	—	—	—	67.96	59.50	105	1.27	1.27	.14
3/31/2020	50.42	.29	(6.76)	(6.47)	(.38)	(.97)	(1.35)	42.60	(13.40)	77	1.28	1.28	.56
3/31/2019	55.76	.77	(3.74)	(2.97)	(.13)	(2.24)	(2.37)	50.42	(5.46)	89	1.31	1.31	1.47
Class R-3:
3/31/2023	55.32	.66	(2.88)	(2.22)	(.47)	(.27)	(.74)	52.36	(3.89)	1,722	1.11	1.11	1.34
3/31/2022	67.33	.36	(6.22)	(5.86)	(.74)	(5.41)	(6.15)	55.32	(9.93)	2,185	1.11	1.11	.55
3/31/2021	42.15	.17	25.01	25.18	—	—	—	67.33	59.74	2,838	1.12	1.12	.29
3/31/2020	49.86	.38	(6.70)	(6.32)	(.42)	(.97)	(1.39)	42.15	(13.28)	2,395	1.13	1.13	.75
3/31/2019	55.48	.55	(3.45)	(2.90)	(.48)	(2.24)	(2.72)	49.86	(5.26)	3,446	1.14	1.14	1.08
Class R-4:
3/31/2023	55.46	.80	(2.87)	(2.07)	(.59)	(.27)	(.86)	52.53	(3.59)	3,665	.81	.81	1.64
3/31/2022	67.49	.56	(6.25)	(5.69)	(.93)	(5.41)	(6.34)	55.46	(9.67)	4,701	.81	.81	.85
3/31/2021	42.19	.34	25.08	25.42	(.12)	—	(.12)	67.49	60.24	6,256	.81	.81	.60
3/31/2020	49.91	.54	(6.71)	(6.17)	(.58)	(.97)	(1.55)	42.19	(13.03)	5,278	.82	.82	1.04
3/31/2019	55.52	.69	(3.46)	(2.77)	(.60)	(2.24)	(2.84)	49.91	(4.99)	7,715	.84	.84	1.37
Class R-5E:
3/31/2023	56.37	.90	(2.92)	(2.02)	(.66)	(.27)	(.93)	53.42	(3.42)	892	.62	.62	1.80
3/31/2022	68.47	.76	(6.41)	(5.65)	(1.04)	(5.41)	(6.45)	56.37	(9.49)	1,108	.62	.62	1.12
3/31/2021	42.77	.47	25.44	25.91	(.21)	—	(.21)	68.47	60.54	2,241	.61	.61	.81
3/31/2020	50.58	.62	(6.76)	(6.14)	(.70)	(.97)	(1.67)	42.77	(12.82)	1,745	.62	.62	1.20
3/31/2019	56.29	.62	(3.33)	(2.71)	(.76)	(2.24)	(3.00)	50.58	(4.78)	1,511	.63	.63	1.24
Class R-5:
3/31/2023	56.74	.97	(2.94)	(1.97)	(.70)	(.27)	(.97)	53.80	(3.31)	4,113	.51	.51	1.94
3/31/2022	68.92	.78	(6.40)	(5.62)	(1.15)	(5.41)	(6.56)	56.74	(9.40)	5,208	.51	.51	1.16
3/31/2021	43.04	.53	25.61	26.14	(.26)	—	(.26)	68.92	60.74	7,032	.51	.51	.90
3/31/2020	50.88	.70	(6.82)	(6.12)	(.75)	(.97)	(1.72)	43.04	(12.75)	5,759	.52	.52	1.33
3/31/2019	56.57	.89	(3.57)	(2.68)	(.77)	(2.24)	(3.01)	50.88	(4.71)	7,283	.54	.54	1.72
Class R-6:
3/31/2023	56.81	.99	(2.94)	(1.95)	(.72)	(.27)	(.99)	53.87	(3.25)	69,331	.46	.46	1.97
3/31/2022	69.00	.80	(6.40)	(5.60)	(1.18)	(5.41)	(6.59)	56.81	(9.35)	79,147	.46	.46	1.19
3/31/2021	43.08	.56	25.64	26.20	(.28)	—	(.28)	69.00	60.78	91,476	.46	.46	.94
3/31/2020	50.93	.71	(6.82)	(6.11)	(.77)	(.97)	(1.74)	43.08	(12.70)	60,141	.47	.47	1.36
3/31/2019	56.63	.86	(3.52)	(2.66)	(.80)	(2.24)	(3.04)	50.93	(4.66)	68,234	.49	.49	1.68

Refer to the end of the table for footnotes.

EuroPacific Growth Fund	31

Financial highlights (continued)

	Year ended March 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate for all share classes[10]	34%	29%	32%	38%	35%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

32	EuroPacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the investment portfolio, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
May 9, 2023

We have served as the auditor of one or more American Funds investment companies since 1956.

EuroPacific Growth Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2022, through March 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	EuroPacific Growth Fund

Expense example (continued)

	Beginning account value 10/1/2022	Ending account value 3/31/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,247.98	$4.82	.86%
Class A – assumed 5% return	1,000.00	1,020.64	4.33	.86
Class C – actual return	1,000.00	1,243.22	8.95	1.60
Class C – assumed 5% return	1,000.00	1,016.95	8.05	1.60
Class T – actual return	1,000.00	1,249.56	3.25	.58
Class T – assumed 5% return	1,000.00	1,022.04	2.92	.58
Class F-1 – actual return	1,000.00	1,247.97	4.76	.85
Class F-1 – assumed 5% return	1,000.00	1,020.69	4.28	.85
Class F-2 – actual return	1,000.00	1,249.90	3.20	.57
Class F-2 – assumed 5% return	1,000.00	1,022.09	2.87	.57
Class F-3 – actual return	1,000.00	1,250.37	2.64	.47
Class F-3 – assumed 5% return	1,000.00	1,022.59	2.37	.47
Class 529-A – actual return	1,000.00	1,247.69	4.93	.88
Class 529-A – assumed 5% return	1,000.00	1,020.54	4.43	.88
Class 529-C – actual return	1,000.00	1,242.98	9.23	1.65
Class 529-C – assumed 5% return	1,000.00	1,016.70	8.30	1.65
Class 529-E – actual return	1,000.00	1,246.56	6.16	1.10
Class 529-E – assumed 5% return	1,000.00	1,019.45	5.54	1.10
Class 529-T – actual return	1,000.00	1,249.25	3.48	.62
Class 529-T – assumed 5% return	1,000.00	1,021.84	3.13	.62
Class 529-F-1 – actual return	1,000.00	1,248.79	3.76	.67
Class 529-F-1 – assumed 5% return	1,000.00	1,021.59	3.38	.67
Class 529-F-2 – actual return	1,000.00	1,249.59	3.20	.57
Class 529-F-2 – assumed 5% return	1,000.00	1,022.09	2.87	.57
Class 529-F-3 – actual return	1,000.00	1,249.65	3.03	.54
Class 529-F-3 – assumed 5% return	1,000.00	1,022.24	2.72	.54
Class R-1 – actual return	1,000.00	1,243.54	8.73	1.56
Class R-1 – assumed 5% return	1,000.00	1,017.15	7.85	1.56
Class R-2 – actual return	1,000.00	1,243.73	8.50	1.52
Class R-2 – assumed 5% return	1,000.00	1,017.35	7.64	1.52
Class R-2E – actual return	1,000.00	1,245.21	7.11	1.27
Class R-2E – assumed 5% return	1,000.00	1,018.60	6.39	1.27
Class R-3 – actual return	1,000.00	1,246.38	6.27	1.12
Class R-3 – assumed 5% return	1,000.00	1,019.35	5.64	1.12
Class R-4 – actual return	1,000.00	1,248.06	4.60	.82
Class R-4 – assumed 5% return	1,000.00	1,020.84	4.13	.82
Class R-5E – actual return	1,000.00	1,249.23	3.48	.62
Class R-5E – assumed 5% return	1,000.00	1,021.84	3.13	.62
Class R-5 – actual return	1,000.00	1,250.10	2.92	.52
Class R-5 – assumed 5% return	1,000.00	1,022.34	2.62	.52
Class R-6 – actual return	1,000.00	1,250.16	2.64	.47
Class R-6 – assumed 5% return	1,000.00	1,022.59	2.37	.47

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

EuroPacific Growth Fund	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2023:

Long-term capital gains	$754,144,000
Foreign taxes	$0.14 per share
Foreign source income	$1.25 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$250,125,000
Corporate dividends received deduction	$42,642,000
U.S. government income that may be exempt from state taxation	$77,401,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

36	EuroPacific Growth Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2024. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and they were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through June 30, 2022. They generally placed greater emphasis on investment results over longer-term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

EuroPacific Growth Fund	37

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and the committee also noted that CRMC benefitted from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	EuroPacific Growth Fund

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

EuroPacific Growth Fund	39

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40	EuroPacific Growth Fund

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EuroPacific Growth Fund	41

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Vanessa C. L. Chang, 1952	2005	Former Director, EL & EL Investments (real estate)	16	Edison International/Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, SAB de CV	18	América Móvil, SAB de CV (telecommunications company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Martin E. Koehler, 1957	2015	Independent management consultant	6	None
Pascal Millaire, 1983	2019	CEO and Director, CyberCube Analytics, Inc. (cyber risk software for insurers)	3	None
William I. Miller, 1956 Chair of the Board (Independent and Non-Executive)	1992	President, The Wallace Foundation	3	Cummins, Inc.
Josette Sheeran, 1954	2015	President and Director, Canoo Inc.; Trustee and former Executive Chair, The McCain Institute; former Professor of Practice, Arizona State University; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	8	None
Christopher E. Stone, 1956	2020	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	11	None
Amy Zegart, PhD, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	8	Kratos Defense & Security Solutions

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Carl M. Kawaja, 1964 Co-President and Trustee	2003	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Chairman and Director, Capital Research and Management Company	3	None
Joanna F. Jonsson, 1963 Trustee	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, President and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by referring to the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

42	EuroPacific Growth Fund

Other officer6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Gerald Du Manoir, 1966 Co-President	2020	Partner — Capital International Investors, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company[7];
		Vice President, Capital Guardian (Canada), Inc.[7]
Christopher Thomsen, 1970 Co-President	2015	Partner — Capital Research Global Investors, Capital Research Company[7]
Walt Burkley, 1966 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Noriko Honda Chen, 1967 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company;
President and Director, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7];
		Director, Capital International K.K.[7]
Nicholas J. Grace, 1966 Senior Vice President	2004	Partner — Capital Research Global Investors, Capital Research Company[7]
Jonathan Knowles, PhD, 1961 Senior Vice President	2012	Partner — Capital World Investors, Capital Group Investment Management Pte. Ltd.[7]
Lawrence Kymisis, 1970 Senior Vice President	2019	Partner — Capital World Investors, Capital Research Company[7]
Harold H. La, 1970 Senior Vice President	2022	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Sung Lee, 1966 Senior Vice President	2003	Partner — Capital Research Global Investors, Capital Group Investment Management Pte. Ltd.[7]; Director, The Capital Group Companies, Inc.[7]
Lara Pellini, 1975 Senior Vice President	2015	Partner — Capital World Investors, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Andrew B. Suzman, 1967 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]
Leo Hee, 1971 Vice President	2014	Partner — Capital World Investors, Capital Group Investment Management Pte. Ltd.[7]
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Senior Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Lawrence Kymisis, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

EuroPacific Growth Fund	43

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	EuroPacific Growth Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.

[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.

[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

EUPAC

Registrant:

a) Audit Fees:
Audit	2022	132,000
	2023	134,000

b) Audit-Related Fees:
	2022	31,000
	2023	24,000

c) Tax Fees:
	2022	23,000
	2023	46,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	1,595,000
	2023	2,177,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2022	1,000
	2023	394,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,650,000 for fiscal year 2022 and $2,641,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: May 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: May 31, 2023

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 31, 2023